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Rosehill Resources Investor Presentation January 2017

THIS INVESTOR PRESENTATION (THE “INVESTOR PRESENTATION”), WHICH IS TO BE USED BY KLR ENERGY ACQUISITION CORP. (“KLRE”) IN MAKING PRESENTATIONS TO CERTAIN OF ITS STOCKHOLDERS AND OTHER PERSONS WITH RESPECT TO THE TRANSACTION CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT PREVIOUSLY ANNOUNCED ON DECEMBER 20, 2016, SUPERSEDES THE INVESTOR PRESENTATION PROVIDED ON DECEMBER 20, 2016. THE INFORMATION CONTAINED HEREIN IS PROVIDED FOR INFORMATIONAL AND DISCUSSION PURPOSES ONLY AND IS NOT, AND MAY NOT BE RELIED ON IN ANY MANNER AS, LEGAL, TAX OR INVESTMENT ADVICE OR AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES. THE INFORMATION CONTAINED HEREIN IS DERIVED FROM VARIOUS INTERNAL AND EXTERNAL SOURCES. NO REPRESENTATION IS MADE AS TO THE REASONABLENESS OF THE ASSUMPTIONS MADE WITHIN OR THE ACCURACY OR COMPLETENESS OF ANY PROJECTIONS OR MODELING OR ANY OTHER INFORMATION CONTAINED HEREIN. ANY INFORMATION ON PAST PERFORMANCE OR MODELING CONTAINED HEREIN IS NOT AN INDICATION AS TO FUTURE PERFORMANCE. THE INFORMATION CONTAINED HEREIN IS NOT, AND SHOULD NOT BE ASSUMED TO BE, COMPLETE. THIS DOCUMENT IS BEING PROVIDED TO ASSIST PARTIES IN MAKING THEIR OWN EVALUATION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION OF KLRE AND A WHOLLY OWNED SUBSIDIARY OF TEMA OIL AND GAS COMPANY (“TEMA”) AND FOR NO OTHER PURPOSE. The proposed business combination remains subject to approval from the KLRE PUBLIC SHAREHOLDERS. EXCEPT WHERE OTHERWISE INDICATED HEREIN, THE INFORMATION PROVIDED HEREIN IS BASED ON MATTERS AS THEY EXIST AS OF THE DATE OF THIS PRESENTATION AND NOT AS OF ANY FUTURE DATE. EXCEPT AS OTHERWISE REQUIRED BY APPLICABLE LAW, WE DISCLAIM ANY DUTY TO UPDATE OR OTHERWISE REVISE THIS PRESENTATION TO REFLECT INFORMATION THAT SUBSEQUENTLY BECOMES AVAILABLE, OR CIRCUMSTANCES THAT EXIST OR CHANGES THAT OCCUR AFTER THE DATE HEREOF. THIS PRESENTATION INCLUDES FINANCIAL AND OPERATIONAL FORECASTS, PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS REGARDING ROSEHILL RESOURCES (“ROSEHILL” OR “THE COMPANY”), ITS BUSINESS AND PROSPECTS THAT, UNLESS OTHERWISE INDICATED, WERE PROVIDED BY ROSEHILL’S PREDECESSORS TO KLRE AND ARE WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “EXPECT,” “ANTICIPATE,” “PROJECT,” “ESTIMATE,” “INTEND,” “CONTINUE” OR “BELIEVE,” OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY OR PROSPECTIVE FINANCIAL DATA. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING: FUTURE FINANCIAL AND OPERATING RESULTS; STRATEGIES, OUTLOOK AND GROWTH PROSPECTS; FUTURE PLANS; POTENTIAL FOR FUTURE GROWTH; LIQUIDITY AND CAPITAL RESOURCES; AND ECONOMIC OUTLOOK AND INDUSTRY TRENDS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS AND PERFORMANCE TO DIFFER MATERIALLY. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, COMMODITY PRICE VOLATILITY, INFLATION, LACK OF AVAILABILITY OF DRILLING AND PRODUCTION EQUIPMENT AND SERVICES, ENVIRONMENTAL RISKS, DRILLING AND OTHER OPERATING RISKS, REGULATORY CHANGES, THE UNCERTAINTY INHERENT IN ESTIMATING RESERVES AND IN PROJECTING FUTURE RATES OF PRODUCTION, CASH FLOW AND ACCESS TO CAPITAL, THE TIMING OF DEVELOPMENT EXPENDITURES, AND RISKS ASSOCIATED WITH THE COMPLETION OF THE PROPOSED BUSINESS COMBINATION. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the company considered, or now considers, them to be a reliable prediction of future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SECURITIES AND EXCHANGE COMMISSION (“SEC”). the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the company’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the company’s management believes are reasonable, the company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties and should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. None of the historical financial statements of Tema included herein have been audited or reviewed by independent auditors. Tema is currently conducting an audit of the nine months ended September 30, 2016 and as such, actual results may vary from those described herein. NON-GAAP FINANCIAL MEASURES THIS PRESENTATION INCLUDES FINANCIAL MEASURES THAT ARE NOT CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE U.S. (“GAAP”). WHILE MANAGEMENT BELIEVES SUCH MEASURES ARE USEFUL FOR INVESTORS, THEY SHOULD NOT BE USED AS A REPLACEMENT FOR FINANCIAL MEASURES CALCULATED IN ACCORDANCE WITH GAAP. PLEASE SEE ADJUSTED EBITDAX RECONCILIATION ON PAGE 36 FOR A RECONCILIATION OF ADJUSTED EBITDAX TO THE NEAREST GAAP MEASURE. CAUTIONARY STATEMENT REGARDING HYDROCARBON QUANTITIES WE HAVE PROVIDED IN THIS PRESENTATION ESTIMATES OF ROSEHILL’S MANAGEMENT FOR PROVED RESERVES AND AGGREGATED PROVED, PROBABLE AND POSSIBLE RESERVES (“3P RESERVES”) AS OF JUNE 30, 2016, WITH EACH CATEGORY OF RESERVES ESTIMATED USING SEC GUIDELINES. AS USED IN THIS PRESENTATION. THE SEC PROHIBITS COMPANIES FROM AGGREGATING PROVED, PROBABLE AND POSSIBLE RESERVES ESTIMATED USING DETERMINISTIC ESTIMATION METHODS IN FILINGS WITH THE SEC DUE TO THE DIFFERENT LEVELS OF UNCERTAINTY ASSOCIATED WITH EACH RESERVE CATEGORY. ACTUAL QUANTITIES THAT MAY BE ULTIMATELY RECOVERED MAY DIFFER SUBSTANTIALLY FROM THE ESTIMATES IN THIS PRESENTATION. FACTORS AFFECTING ULTIMATE RECOVERY INCLUDE THE SCOPE OF OUR ONGOING DRILLING PROGRAM, WHICH WILL BE DIRECTLY AFFECTED BY COMMODITY PRICES, THE AVAILABILITY OF CAPITAL, REGULATORY APPROVALS, DRILLING AND PRODUCTION COSTS, AVAILABILITY OF DRILLING SERVICES AND EQUIPMENT, DRILLING RESULTS, LEASE EXPIRATIONS, TRANSPORTATION CONSTRAINTS AND OTHER FACTORS; ACTUAL DRILLING RESULTS, WHICH MAY BE AFFECTED BY GEOLOGICAL, MECHANICAL AND OTHER FACTORS THAT DETERMINE RECOVERY RATES; AND BUDGETS BASED UPON OUR FUTURE EVALUATION OF RISK, RETURNS AND THE AVAILABILITY OF CAPITAL. THE TERM “EUR” (OR ESTIMATED ULTIMATE RECOVERY) IS USED IN THIS PRESENTATION TO DESCRIBE ESTIMATES OF POTENTIALLY RECOVERABLE HYDROCARBONS REMAINING IN THE APPLICABLE RESERVOIR. THESE RESOURCES ARE NOT PROVED RESERVES IN ACCORDANCE WITH SEC REGULATIONS AND SEC GUIDELINES RESTRICT US FROM INCLUDING THESE MEASURES IN FILINGS WITH THE SEC. THESE HAVE BEEN ESTIMATED BY ROSEHILL WITHOUT REVIEW BY INDEPENDENT ENGINEERS. ACTUAL RECOVERY OF THESE POTENTIAL RESOURCE VOLUMES IS INHERENTLY MORE SPECULATIVE THAN RECOVERY OF ESTIMATED RESERVES AND ANY SUCH RECOVERY WILL BE DEPENDENT UPON FUTURE DESIGN AND IMPLEMENTATION OF A SUCCESSFUL DEVELOPMENT PLAN AND THE ACTUAL GEOLOGIC CHARACTERISTICS OF THE RESERVOIRS. ULTIMATE RECOVERIES WILL BE DEPENDENT UPON NUMEROUS FACTORS INCLUDING THOSE NOTED ABOVE. References to Rosehill herein shall mean the business after the consummation of the transactions which are currently contemplated between Tema, KLRE, and Rosemore according to a non-binding letter of intent. Rosehill is not a currently operating entity and may not include all assets of the current Tema operating company. ADDITIONAL INFORMATION IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BETWEEN A WHOLLY OWNED SUBSIDIARY OF TEMA AND KLRE, KLRE HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SEC ON JANUARY 18, 2017, AND WILL MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS STOCKHOLDERS WHEN THEY BECOME AVAILABLE. THIS PRESENTATION DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED BUSINESS COMBINATION. IT IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. KLRE STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY ATTACHMENT THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH KLRE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED BUSINESS COMBINATION BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT TEMA, KLRE AND THE PROPOSED TRANSACTION. STOCKHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEBSITE AT HTTP://SEC.GOV OR BY DIRECTING A REQUEST TO KLR ENERGY ACQUISITION CORP., 811 MAIN STREET, 18TH FLOOR, HOUSTON, TEXAS 77002, ATTN: GARY C. HANNA. THIS PRESENTATION SHALL NOT CONSTITUTE A SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. PARTICIPANTS IN THE SOLICITATION KLRE, TEMA, AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS AND OTHER MEMBERS OF THEIR MANAGEMENT AND EMPLOYEES, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF KLRE STOCKHOLDERS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES, AFFILIATIONS AND INTERESTS OF CERTAIN OF KLRE’S AND TEMA’S RESPECTIVE EXECUTIVE OFFICERS AND DIRECTORS IN THE SOLICITATION BY READING THE PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE BUSINESS COMBINATION WHICH WAS FILED BY THE COMPANY ON JANUARY 18, 2017. INFORMATION CONCERNING THE INTERESTS OF KLRE’S AND TEMA’S PARTICIPANTS IN THE SOLICITATION, WHICH MAY, IN SOME CASES, BE DIFFERENT THAN THESE KLRE’S AND TEMA’S STOCKHOLDERS GENERALLY, IS SET FORTH IN THE PRELIMINARY PROXY STATEMENT RELATING TO THE BUSINESS COMBINATION. DISCLAIMER

Introduction Rosehill Overview Financial Overview Benchmarking Analysis Appendix AGENDA

ROSEHILL HIGHLIGHTS: DRIVEN TO SUCCEED

Scalable Assets in the Core of the Delaware Basin	• 4,771 net acres in the core of the Delaware Basin (>80% HBP as of September 2016) • Ten stacked benches, with >85% of locations economic[1] at current strip pricing and ~50% of locations with IRRs > 50% • Current net production of 5,000 Boepd as of 15 January 2017 • ~200 undrilled gross locations on current leasehold as of 30 June 2016 • **9 years of inventory (using a 2-rig program) with significant upside** through downspacing program (>11 years of inventory)
Superior Well Results	• Larger fracs resulting in higher EURs are driving premier returns • Most recent 2016 completions outperforming type curve by 11% to 35% • Ready to execute drilling and completion program with refined completion technique approach • Offset operators achieving superior results across multiple benches
Dedicated to Strong, Profitable Growth	• **Preeminent** Delaware Basin focused small-cap with outstanding growth potential • Projected net production of **~6,000 Boepd** by the end of January 2017 • Projected production growth of **40%** and **36%** / projected EBITDAX growth of **112%** and **70%** in 2017 and 2018 respectively • Poised for bolt-on acquisitions for further growth in core areas
Proven Record of Disciplined Capital Allocation	• Rosemore has a long history of **"accretive dilution"** and own an approximately 61% economic interest in Rosehill Operating on an as converted basis • Rosehill's predecessor grew to 4,050 Boepd in September 2016 by drilling **within cash flow** and credit facility availability • During Gary Hanna's 5-year tenure at EPL Energy, EPL spent ~$2 billion on acquisitions and development while generating positive free cash flow and maintaining **Debt/EBITDA <1.6x**

Aligned Veteran Leadership	• Team members have **extensive experience** in Energy:
	  ○ Gary Hanna (Rosehill Chairman) – 35 years leading multiple public energy companies
	  ○ Rosehill executives – average 30+ years E&P operating experience with proven horizontal drilling success
	  ○ Rosehill's predecessors have been operating in the Permian Basin since the 1940s
	  ○ Amoco's founding family has over a century of Oil & Gas experience (1920 – present)
	• Planned **Equity incentives** ensure management is aligned with shareholder interests

1. Economic defined as > 10% IRR at NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI.

3

ROSEHILL RESOURCES

DRILLING: DEVELOPMENT TARGETING THE DELAWARE BASIN CORE

High Growth Assets Supported by Low-Decline, Non-Core Barnett Asset Cash Flow

Delaware Hyper-Core

- 4,771 net acres in the hyper-core of the Delaware Basin
  - >80% HBP across all productive benches
  - Attractive leasehold NRI of ~80% across operated acreage
- Ten stacked benches, with >85% of locations economic and ~50% of locations with IRRs >50% at NYMEX strip pricing[1]
- Current net production of 5,000 Boepd as of 15 January 2017, growing to a projected net production of ~6,000 Boepd by the end of January 2017
- ~200 gross undrilled locations on current leasehold
  - Nine years of drilling inventory with two-rig program
- June 30, 2016 3P reserves of 70,100 MBoe (Ryder Scott)[2]
- Additional ~50 locations and 3P growth potential with downspacing based on company estimates

Solid Production Growth With A Delaware Focus (Boepd)



38% CAGR '16 - '18
1,563
1,636
2,615
3,102
4,003
5,614
7,644
2012A
2013A
2014A
2015A
2016E
2017E
2018E

Core Location in Emerging Delaware Basin

Delaware Properties	
Net Acres	4,771
Proved Reserves (MMBoe)	10,803
% Liquids	78.8%
3P Reserves (MMBoe)	68,797
% Liquids	73.8%
Nov. Production (Boepd)	3,184
% Liquids	78.3%
Drilling Locations	
Gross	202
Net	182



NM
TX
Loving
Winkler
Ward
Reeves
Rosehill Acreage

Barnett Properties	
Net Acres	4,468
Proved Reserves (MMBoe)	1,303
% Liquids	50.4%
3P Reserves (MMBoe)	1,303
% Liquids	50.4%
Nov. Production (Boepd)	723
% Liquids	45.5%

Note: Reserves and location information as of 30 June 2016. 30 June 2016 reserves audited by Ryder Scott. Projected production based on two rig program and existing type curves.

1. Economic defined as > 10% IRR at NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI.
2. June 30, 2016 long range planning pricing for reserves: WTI – $48.18 (Q2-Q4 2016), $50.17 (2017), $53.78 (2018), $59.30 (2019), $65.13 (2020), and $71.25 thereafter; HHUB – $2.40 (Q2-Q4 2016), $2.96 (2017), $3.33 (2018), $3.59 (2019), $3.58 (2020), and $3.62 thereafter; NGL at 27.5% of WTI.

4

ROSEHILL RESOURCES

TRANSACTION SUMMARY

Small-Cap E&P Poised to Exploit the Delaware Basin

- KLR Energy ("KLRE") is led by Gary Hanna, a 35-year industry veteran who previously built and sold EPL Oil & Gas (NYSE:EPL) for an 8.5x equity return within 5 years
- KLRE is acquiring a 39% as converted interest in Rosehill Operating Company, LLC ("Rosehill Operating"), an entity formed by Tema Oil & Gas Company ("Tema") and into which Tema will contribute the contributed assets for $35 MM in cash, shares of Class B common stock, 4 MM warrants, and the assumption of $55 MM in debt, which implies an enterprise value of $400 MM[1]
- Tema is a private Delaware Basin operator wholly owned by Rosemore Inc. ("Rosemore"), the founding family of the American Oil Company ("Amoco") and Crown Central Petroleum Corporation
- KLRE shareholders and Rosehill's owners are strongly aligned due to Tema retaining a 61% interest in Rosehill Operating on an as converted basis
- Rosehill's operations focus on the core of the Delaware Basin in Loving County, with drilling locations across ten distinct benches
- $85 MM[2] of cash from the KLRE Trust Account will be contributed with $75 MM of proceeds of a private placement of Series A Cumulative Convertible Preferred Stock and warrants
- $117 MM of pro forma liquidity to fully fund projected development through 2018 and pursue strategic acquisitions
- Targeted close of the transaction in Q1 2017
  - December 2016: Executed definitive business combination agreement, announce transaction, and announce Preferred Stock and Warrants offering
  - February/March 2017: Shareholder vote
  - March 2017: File Shelf Registration Statement

Pro Forma Capitalization

($MM unless otherwise noted)	Actual 9/30/2016	Adjustments	Pro Forma 9/30/2016
Cash and Cash Equivalents	$0.4	$116.9	$117.2
Cash Held in Trust Account	$85.3	($85.3)	--
Long-Term Debt			
Notes Payable	$0.3	($0.3)	--
Revolving Credit Facility	--	$55.0	$55.0
Total Debt	**$0.3**		**$55.0**
Preferred Equity	--	$75.0	$75.0
Shareholder's Equity	$5.0	$470.3	$475.3
Total Capitalization	**$5.3**		**$605.3**
% Debt / Capitalization	5.2%		9.1%
Operating Metrics [3]			
2016E EBITDAX			$21
2017E EBITDAX			$45
2018E EBITDAX			$77
November 2016 Average Production			3,907 Boepd
June 30, 2016 Proved Reserves			12.1 MMBoe
% PDP			52.0%
Liquidity			
Cash (including cash held in trust)	$85.6	$31.6	$117.2
Borrowing Base Availability			--
Total Liquidity	**$85.6**		**$117.2**
Estimated Shares Outstanding (MM) [2][4]	**$10.40**	**$12.00**	**%**
Preferred Stock As Converted	6.5	6.5	13.4% / 13.1%
Common Shares			
KLRE Shareholders	8.2	8.5	16.8% / 17.1%
KLRE Sponsors	3.5	3.9	7.2% / 7.8%
Preferred Stock Investors	0.7	0.9	1.5% / 1.9%
Tema Equity Retained	29.8	30.0	61.1% / 60.2%
Total Common Shares	**42.2**	**43.3**	**86.6% / 86.9%**
Total As Converted Shares	**48.8**	**49.8**	**100.0% / 100.0%**
Implied Enterprise Value			
Assumed Share Price			$10.40
x Common Shares Outstanding (MM) [4]			42.2
Common Equity Value			**$439**
Plus: Net Debt			($62.2)
Plus: Preferred Equity [5]			$67.8
Enterprise Value			**$445**
Implied Valuation Metrics [3]			
Enterprise Value/	Rosehill Metric		
2017E EBITDAX	$45 MM		9.8x
2018E EBITDAX	$77 MM		5.8x
November 2016 Average Production	3,907 Boepd		$113,866 / Boepd
June 30, 2016 Proved Reserves	12.1 MMBoe		$36.75 / Boe

Note: Figures based on company draft financial statements as of 30 September, 2016. EBITDAX projections based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. 1. Rosehill's credit facility had a $45 million balance as of 30 September 2016; an additional $10 million has been drawn as of 9 December 2016. 2. Assumes no redemptions by KLRE shareholders. 3. For a reconciliation of EBITDAX to the nearest GAAP measure, see slide 36. 4. Fully diluted shares outstanding calculated according to the Treasury Stock Method assuming a strike price of $11.50, at $12.00 per share. 5. Valued on an as converted basis assuming a preferred share conversion ratio of ~87 common shares per preferred share.

5

ROSEHILL RESOURCES

Rosehill OVERVIEW ROSEHILL OVERVIEW Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Rosehill OVERVIEW Lea Co. Eddy Co. Correlative to the Midland Basin but deeper, thicker, and with higher pressure Rosehill’s core acreage is in the thickest part of the Delaware Basin with multiple high-quality source rocks 10 distinct, productive benches over a vertical distance of 4,000 feet Rosehill will focus its near-term drilling efforts in the Wolfcamp A and 3rd Bone Spring Sand reservoirs Central Delaware Basin Reservoir Thickness Thickest and Richest Part of the Basin Superior Reservoir Quality Wolfcamp A Porosity (PhiH) The Wolfcamp A has proven to be the most prolific reservoir in the Delaware Basin and is the dominant current drilling target in the area The Wolfcamp A and the 3rd Bone Spring Sand are overpressured, which significantly enhances recovery and economics Porosity is a key factor contributing to high EURs, as well as brittleness, organic content, maturity and overall thickness Porosity-Feet (PhiH) WHAT SEPARATES THE DELAWARE CORE FROM OTHER PLAYS?

WHAT SEPARATES THE DELAWARE CORE FROM OTHER PLAYS? (CONT'D)

Brittle Source and Reservoir Rocks

- Brittleness of the rock is a major factor that contributes to completion effectiveness and high EURs
- The Wolfcamp A (the X,Y Sands and the Lower Wolfcamp A Shale) is interbedded reservoir and source rocks with a low clay content and high overall brittleness
- Natural fractures are abundant and increase drainage efficiency

Wolfcamp A Brittleness



700
600
500
400
300
200
100
0
Feet of Wolfcamp A with Brittleness Coefficient >.65

Strong EURs Across Multiple Benches

- Offset operators have drilled many >1,000 MBoe EUR wells in the Wolfcamp and Avalon zones
- All 10 benches are productive within a short distance of Rosehill's Loving County core
- Ample running room for future growth
- Offset operators are testing various spacing patterns and optimizing frac sizes

Offset Wolfcamp & Avalon EUR's



EUR MBoe
> 1,000
> 800
> 600
> 400
> 200
> 0
Permits
ConocoPhillips
Rosehill Acreage
Anadarko
eog resources

8

ROSEHILL RESOURCES

BENCH STRENGTH: PROVEN SUPERIOR ACREAGE

Compelling Area Results

- Rosehill has benefited from drilling efficiencies and enhanced completion techniques performed by its offset operators
- Rosehill's well results have improved dramatically across its footprint
  - Oil peak IPs on its Gen-2 wells 113% higher than its Gen-1 wells
  - Gen-2 wells are exceeding the 747 Gross MBoe type curve by 23% on average
  - IRRs on 6 of the 10 benches are now above 50%
- Locations have high liquid content
- Highly repeatable drilling due to close proximity to offset activity and similar geologic features



Producing Formation
Brushy Canyon
Upper Avalon Shale
Lower/Middle Avalon
1st Bone Spring Sand
2nd Bone Spring Shale
2nd Bone Spring Sand
3rd Bone Spring Shale
3rd Bone Spring Sand
Wolfcamp A (X/Y Sands)
Wolfcamp A Lower
Wolfcamp B
Rosehill Acreage
Anadarko Thresher #9HN Peak Rate: 1,129 Boepd Upper Avalon
EOG State Magellan #13H Peak Rate: 1,352 Boepd 3rd Bone Spring Sand
EOG State Pathfinder #2H Peak Rate: 898 Boepd 1st Bone Spring Sand
Endurance Yates 16 State #1H 227 MBoe 6 Months Brushy Canyon
Devon Rattlesnake 13-12 #1H Peak Rate: 818 Boepd Brushy Canyon
Chevron Moose's Tooth #1H Peak Rate: 592 Boepd 2nd Bone Spring Shale
EOG Excelsior 7 #8H Peak Rate: 999 Boepd Wolfcamp B
EOG State Galileo #6H Peak Rate: 2178 Boepd 2nd Bone Spring Sand
Tema/Rosehill Kyle 24 #G1 Peak Rate: 1,318 Boepd Lower Wolfcamp A
Tema/Rosehill Kyle 26 #E4 Peak Rate: 687 Boepd Wolfcamp A (X,Y Sands)
Anadarko Thresher #5HN Peak Rate: 822 Boepd Lower Avalon
Anadarko Hammerhead #1H Peak Rate: 1,198 Boepd Lower Wolfcamp A
Anadarko Bullhead State #4H Peak Rate: 1,189 Boepd Lower Wolfcamp A
Shell Bonnethead #1H Peak Rate: 1,450 Boepd Lower Wolfcamp A
Apache Falcon State #S224H Peak Rate: 954 Boepd 3rd Bone Spring Shale
Anadarko Big Bucks #2H Peak Rate: 1,385 Boepd Lower Wolfcamp A
Anadarko Corsair #1H Peak Rate: 1,323 Boepd Lower Wolfcamp A
Lea Co.
Loving Co.

Offset operators have derisked Rosehill's core acreage

Source: IHS, Drilling Info
Note: Peak Rate represents average daily production for peak production month; Boe calculated on a 6:1 ratio.

9

WOLFCAMP PERFORMANCE EXCEEDING TYPE CURVE

Gen-1 Completions

● Gen-1Wolfcamp A 710 Gross MBoe Type Curve[1]



Oil Production (BOPD)
1,400
1,200
1,000
800
600
400
200
0
0
100
200
300
400
500
600
700
800
Days From First Production
Increased Choke Size

Well	Completion Date	Cumulative Oil (Bbls) Current	Cumulative Oil (Bbls) vs. Type Curve	% Δ
Z&T 20 #C4WH	Jun-15	138,563	130,465	6%
Z&T 42 #F4WH	Oct-14	198,739	159,651	24%
Kyle 26 #E4WH	Jun-14	236,050	182,085	30%

Gen-2 Completions

■ Gen-2 Lower Wolfcamp A 747 Gross MBoe Type Curve



Oil Production (BOPD)
1,400
1,200
1,000
800
600
400
200
0
0
100
200
300
400
500
600
700
800
Days From First Production
Increased Choke Size

Well	Completion Date	Cumulative Oil (Bbls) Current	Cumulative Oil (Bbls) vs. Type Curve	% Δ
Kyle 24 #G001	May-16	85,006	63,058	35%
Z&T 20 #G001	Feb-16	119,712	107,682	11%

Enhanced completion techniques have significantly improved well performance

1. Represents a blended Wolfcamp A (X,Y) and Lower Wolfcamp A type curve.

10

EVOLUTION OF COMPLETION TECHNIQUES

	Gen-1 Completions	Gen-2 Completions
Completion Designs	• Early designs, ramping up learning curve	• Leveraging service company knowledge to improve designs; greater focus on perf cluster spacing, stage spacing, carrier fluid designs
Sand Volumes	• Lower	• Higher
Frac Fluid Volumes	• Lower	• Higher
Pump Rates	• Lower	• Higher
Fracing Technique	• Testing sliding sleeve vs. plug & perf	• Employ only plug & perf
Production Tubing	• Smaller diameter	• Larger diameter
Choke Management	• Conservative choke management – wells were choked back during unloading and throughout early well life	• More aggressive choke management during and after flowback

Completion techniques have been refined based on experience gained and offset operator completion results

11

UNDEVELOPED LOCATION INVENTORY

9 Years of Operated Inventory with 2 Rigs

Ten Benches of Stacked Pay with Downspacing Potential



Base Case Spacing Pattern
= 40 Wells per Square Mile
(~200 total locations)
Down-Spaced Pattern
= 50+ Wells per Square Mile
(250+ total locations)
Brushy Canyon
Upper Avalon
Lower Avalon/1st Bone Spring
2nd B. Spring Shale
2nd Bone Spring Sand
3rd B. Spring Shale
3rd Bone Spring Sand
Wolfcamp A X,Y
Lower Wolfcamp A
Wolfcamp B
4,000'
1,320'
880'
Contiguous Reservoir

Gross Drilling Inventory by County



Loving
Lea
Eddy
Initial Development
27
13
13
19
23
19
25
20
24
19
Brushy Canyon
U Aval.
L Aval. / 1st BS
2nd BS Shale
2nd BS Sand
3rd BS Shale
3rd BS Sand
WC A X,Y
L WC A
WC B

Delaware Operators Testing Downspacing

Operator	Spacing (ft.)
CIMAREX	660
CONCHO	660
DIAMONDBACK Energy	880
eog	500

Offset operators are utilizing multiple techniques, including stacked / staggered well patterns, to test downspacing in the Delaware Basin

Stacked pay with multiple horizontal targets across core acreage

Source: Company filings
Note: Locations as of 30 June 2016.

12

ROSEHILL RESOURCES

Gas pricing held flat at $3.00/MMBtu. Based on internal company type curves. NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. Rosehill OVERVIEW Target Type Curve Economics(2) Commentary Rosehill will have three wells coming online in Q4 2016 One Wolfcamp A well has already been drilled and is in the process of being completed Beginning in 2017, Rosehill expects to run 1 rig full-time and another rig alternating for a majority of the year The drilling plan calls for a focus on the following benches: 3rd Bone Spring Sand Wolfcamp A (X,Y) Lower Wolfcamp A Target Type Curve WTI Price Sensitivities(1) Rosehill’s development program will target the highly economic 3rd Bone Spring Sand and Wolfcamp A benches WELL ECONOMICS & HORIZONTAL DEVELOPMENT PLAN Shifting to Pad Development with 2 Rig Plan

Rosehill OVERVIEW Loving County Acreage Midstream Overview Oil and Gas Marketing Summary Gathering infrastructure wholly owned by Gateway Gathering & Marketing Company, a wholly owned subsidiary of Rosemore, Inc. Majority of Loving County acreage serviced by Gateway Five year tenure on Gateway services agreement Outrigger Midstream contracted for one outlying acreage block Gathering line to be completed in late 2016 coinciding with completion of new Wolfcamp A well Arms-length fair market pricing established between Rosehill and Gateway Gateway is positioned to continue to support Rosehill’s growth Midstream infrastructure buildout developed in conjunction with Rosehill development plan Oil delivered onto Plains All American system via the Raven Oil Pipeline Average oil transportation costs consist of $0.63/Bbl fee to Raven Oil Pipeline and $1.92/Bbl fee on Plains All American Pipeline for a total negative differential to Midland pricing of $2.55/Bbl High end negative differentials for easternmost acreage block of $3.32 due to trucking costs Gas delivered onto ETC Field Services Pipeline via the LCGS and HP Gas pipelines Average gas gathering fee of $0.40 per Mcf Gas and NGLs sold as percentage of proceeds in addition to Waha Hub differential TEXAS Tank Battery 20 East Tank Battery 32 West Tank Battery 32 East Tank Battery 42 East Tank Battery 26 West Tank Battery 26 East Compression Station Separator Raven Truck Station #1 LCGS Raven Oil HP Gas I/C Plains I/C ETC Field Services Interconnection Points Rosehill Acreage Raven Oil LCGS Tank Batteries HP Gas Truck Station Compression Station Separator 0 1,000 2,000 3,000 6,000 ft Existing infrastructure fully supports current drilling program at fair market pricing MIDSTREAM INFRASTRUCTURE

ACCRETIVE M&A PIPELINE

Numerous M&A Targets

- **Active pipeline** of bolt-on opportunities
  - >250 private operators in the Delaware Basin
  - Twice that of the Williston Basin
- Numerous small, private companies are overlooked as potential acquisition targets
- Only ~ 3% of the recoverable reserves have been exploited in the Delaware basin(1)

Operators by Basin



~1000
~650
~460
~230
~190
~170
~160
~140
~120
Midcon.
Permian Basin
Anadarko Basin
Piceance Basin
DJ Basin
Appalachian Basin
Williston Basin
Powder River Basin
San Juan Basin

Strong Deal Flow = Willing Sellers

- Transactions in the Delaware Basin announced in the last 8 quarters average $2 Billion per quarter (6 deals per quarter)
- Delaware activity has outpaced all other basins
  - Since July 2016, the Delaware Basin has seen 5 transformative acquisitions over $1 billion
- Sellers willing to take significant equity consideration in order to retain upside exposure

Delaware E&P Deals



Corporate ($B)
Asset ($B)
Deal Count
Total Value (US$B)
$12
$10
$8
$6
$4
$2
--
Deal Count
16
14
12
10
8
6
4
2
--
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Source: IHS Herolds; Drilling Info

1. Based on company internal estimates (internal type curves and geological data). Assuming 4 locations per sq. mile per productive zone and an average ~790 MBoe EUR per location.

15

FINANCIAL OVERVIEW SECTION 2: FINANCIAL OVERVIEW Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Note: Adjusted EBITDAX projections based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. Liquidity defined as cash plus borrowing base availability. Borrowing base assumes growth with production and is estimated at ~$10,000 per Boepd increase. Forecast assumes no redemptions by KLRE shareholders, $75 million in proceeds from private placement, and that revolver debt is repaid during 2017. 2017 and 2018 forecast based on Rosehill’s expected one full-time rig program with a second rig alternating for a majority of the year at an average well cost of ~$6 million per well. FINANCIAL OVERVIEW D&C Capital ($MM)(2) Average Daily Production (Boepd) Adjusted EBITDAX ($MM) Debt / LTM Adj. EBITDAX and Liquidity(1) FINANCIAL FORECAST

FINANCIAL OVERVIEW Capital Spending Overview ($MM) Commentary 2017E - 2018E Capital Budget Development plans for 2017 and 2018 focus on the Wolfcamp Shale, both A & B benches, as well as the 3rd Bone Spring Sand Development plans for 2017 and 2018 assume four laterals per bench per 640-acre spacing unit Wells will be drilled and completed in “clusters” to maximize productivity and minimize downtime Management team has experience with the scope of projected capital expenditure plan for 2017 CAPITAL BUDGET OVERVIEW

Note: Average realized price based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. FINANCIAL OVERVIEW % Oil Volume Hedged Rosehill intends to have a flexible approach with regards to its hedging strategy With no pro forma net leverage, Rosehill can be opportunistic about when to hedge based on its drilling program and the forward pricing market Current 2017 hedges in place: Oil: ~15% of expected production hedged at an average price of $48.91/Bbl Gas: ~60% of expected production hedged at an average price of $3.19/Mcf Commentary HEDGING OVERVIEW % Gas Volume Hedged

DELAWARE TRANSACTIONS OVERVIEW SECTION 3: BENCHMARKING ANALYSIS Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Source: 1Derrick, Company filings Note: Includes Delaware Basin transactions announced through 18 January 2017 over $100 in transaction value and for which net locations could be estimated from publicly disclosed data. Averages exclude Rosehill. Net of current production disclosed as part of the acquisition valued at $35k per flowing equivalent barrel. Based on Rosehill base case 40 wells per section spacing assumption. DELAWARE TRANSACTIONS OVERVIEW Notable Recent Delaware Transactions Adjusted Net Locations($MM/location)(1) Current Production ($/Boepd) Proved Reserves ($/Boe) RECENT DELAWARE BASIN TRANSACTIONS Select Transaction Metrics Silver Run (2)

Source: Company filings, FactSet Consensus Estimates Note: Averages exclude Rosehill. Comparable company forward estimates derived from analyst consensus estimates via FactSet Consensus Estimates as of 18 January 2017. Pro forma for all transaction announced as of 18 January 2017. 1. Production expenses include lease operating expenses, ad valorem/severance taxes, and transportation/gathering expenses. DELAWARE TRANSACTIONS OVERVIEW 2018E YoY Production Growth COMPARABLE COMPANY ANALYSIS Performance Metrics 2016E – 2018E EBITDAX CAGR YTD 2016 Production Expenses ($/Boe)(1) Net DEBT / LTM EBITDAX 2016E – 2018E Production CAGR

Source: Company filings, FactSet Consensus Estimates Note: Averages exclude Rosehill. Comparable company forward estimates derived from analyst consensus estimates via FactSet Consensus Estimates as of 18 January 2017. Pro forma for all transaction announced as of 18 January 2017. DELAWARE TRANSACTIONS OVERVIEW EV / 2017E EBITDAX EV / 2018E EBITDAX EV / Proved reserves ($/Boe) COMPARABLE COMPANY ANALYSIS (CONT’D) Valuation Metrics EV / 2017E Production ($/Boepd) EV / 2018E Production ($/Boepd)

APPENDIX APPENDIX Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

TRANSACTION DETAIL

- In October 2016, Rosemore's subsidiary, Tema Oil & Gas Company, executed a Letter of Intent with KLRE to contribute its Delaware and Barnett assets into a newly formed subsidiary of Tema, Rosehill Operating, and sell 39% of the equity interests on an as converted basis in such entity to KLRE for a total implied enterprise value of Rosehill Operating of $400 MM: equity in Rosehill Operating retained by Tema valued at $310M, $35 MM in cash consideration to Tema, and the assumption of $55 MM in debt by KLRE[1]
- Tema will retain a meaningful equity stake in the new company, Rosehill (61% economic interest on an as converted basis)
- 85 MM[2] of cash from the KLRE Trust Account will be contributed with $75 MM of proceeds of a private placement of Series A Cumulative Convertible Preferred Stock and warrants
- Pro forma adjustments assume no redemption by current shareholders of KLRE
- $117 MM of projected liquidity to fully fund projected development through 2018 and pursue strategic acquisitions

Estimated Sources & Uses of Cash (US$MM)

Sources of Proceeds	US$ mm	%
KLRE Trust Account	$85.3	52%
Preferred Stock	$75.0	46%
Tema Cash Balance	$4.1	3%
Total Sources	**$164.4**	**100%**

Uses of Proceeds	US$ mm	%
Purchase of Rosemore Equity for Cash	$35.0	21%
Repayment of KLRE Notes Payable	$0.3	0%
Estimated Fees and Expenses	$12.3	7%
Cash to Balance Sheet	$116.9	71%
Total Uses	**$164.4**	**100%**

Capitalization

($MM unless otherwise noted)	Actual 9/30/2016	Adjustments	Pro Forma 9/30/2016
Cash and Cash Equivalents	$0.4	$116.9	$117.2
Cash Held in Trust Account	$85.3	($85.3)	--
Long-Term Debt			
Notes Payable	$0.3	($0.3)	--
Revolving Credit Facility	--	$55.0	$55.0
Total Debt	$0.3		$55.0
Preferred Equity	--	$75.0	$75.0
Shareholder's Equity	$5.0	$470.3	$475.3
Total Capitalization	$5.3		$605.3
% Debt / Capitalization	5.2%		9.1%
Operating Metrics[3]			
2016E EBITDAX			$21
2017E EBITDAX			$45
2018E EBITDAX			$77
November 2016 Average Production			3,907 Boepd
June 30, 2016 Proved Reserves			12.1 MMBoe
% PDP			52.0%
Liquidity			
Cash (including cash held in trust)	$85.6	$31.6	$117.2
Borrowing Base Availability			--
Total Liquidity	$85.6		$117.2
Estimated Shares Outstanding (MM)[2][4]	**$10.40**	**$12.00**	**%**
Preferred Stock As Converted	6.5	6.5	13.4% / 13.1%
Common Shares			
KLRE Shareholders	8.2	8.5	16.8% / 17.1%
KLRE Sponsors	3.5	3.9	7.2% / 7.8%
Preferred Stock Investors	0.7	0.9	1.5% / 1.9%
Tema Equity Retained	29.8	30.0	61.1% / 60.2%
Total Common Shares	42.2	43.3	86.6% / 86.9%
Total As Converted Shares	48.8	49.8	100.0% / 100.0%
Implied Enterprise Value			
Assumed Share Price			$10.40
x Common Shares Outstanding (MM)[4]			42.2
Common Equity Value			$439
Plus: Net Debt			($62.2)
Plus: Preferred Equity[5]			$67.8
Enterprise Value			$445
Implied Valuation Metrics[3]			
Enterprise Value/	Rosehill Metric		
2017E EBITDAX	$45 MM		9.8x
2018E EBITDAX	$77 MM		5.8x
November 2016 Average Production	3,907 Boepd		$113,866 / Boepd
June 30, 2016 Proved Reserves	12.1 MMBoe		$36.75 / Boe

25

Note: Figures based on company draft financial statements as of 30 September, 2016. EBITDAX projections based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI.
1. Rosehill's credit facility had a $45 million balance as of 30 September 2016; an additional $10 million has been drawn as of 9 December 2016. 2. Assumes no redemptions by KLRE shareholders. 3. For a reconciliation of EBITDAX to the nearest GAAP measure, see slide 36. 4. Fully diluted shares outstanding calculated according to the Treasury Stock Method assuming a strike price of $11.50, at $12.00 per share. 5. Valued on an as converted basis assuming a preferred share conversion ratio of ~87 common shares per preferred share.

Convertible Preferred Stock Termsheet KLR Energy Acquisition Corp. (Rosehill Resources) Issuer Name KLR Energy Acquisition Corp. (NASDAQ: KLRE) Principal Amount $75 million Liquidation Preference $1,000 per preferred share Ranking Preferred Stock Cumulative Dividend 8.000% Cash or PIK Conversion Price $11.50 (11% conversion premium to $10.40 per share in Trust) Shares Underlying 6.52 million shares of Class A common stock Maturity Perpetual Mandatory Conversion Option Conversion at the option of the Issuer after 2 years if the price of Issuer’s Class A common stock exceeds 120% of the Conversion Price for 20 of 30 consecutive trading days However, in any calendar month, Issuer may not mandatorily convert a number of shares of preferred stock in excess of the number of shares of preferred stock which would convert into 15% of the number of shares of Class A common stock traded on NASDAQ in the preceding calendar month Warrants Holders will receive a total of 5 million American Style Warrants with a $11.50 Strike Price and an Expiration Date that is 5 years from the closing date on the offering Sponsor Promote Contribution Sponsors will contribute an aggregate of 734,704 (33% of 2,203,670 anti-dilution shares) shares of Class A common stock to Preferred Stock and Warrants investors De-SPAC Redemption Backstop KLR and Rosemore backstop to take effect if greater than 30% redemption by current KLRE public shareholders in which case KLR and Rosemore have agreed to purchase Class A common stock or Convertible Preferred stock of up to $20 million

Note: June 30, 2016 reserves audited by Ryder Scott. June 30, 2016 long range planning pricing for reserves: WTI – $48.18 (Q2-Q4 2016), $50.17 (2017), $53.78 (2018), $59.30 (2019), $65.13 (2020), and $71.25 thereafter; HHUB – $2.40 (Q2-Q4 2016), $2.96 (2017), $3.33 (2018), $3.59 (2019), $3.58 (2020), and $3.62 thereafter; NGL at 27.5% of WTI. APPENDIX June 30, 2016 Reserves Reserves by Category Reserves by Commodity +4% Reserves by Area RESERVE PROFILE PV-10 by Category(1)

APPENDIX TARGETED TRANSACTION TIMELINE Date: Event: Week of 12/12 Execute definitive business combination agreement, announce transaction, and announce private placement January Preliminary Proxy Materials filed with SEC for review Late January / Early February Roadshow to market transaction to existing SPAC IPO investors and new fundamental investors February Set Record Date and Meeting Date for Stockholder Vote and notify Proxy Solicitor, Transfer Agent, and NASDAQ Late February / Early March File Definitive Proxy; Shareholder Vote (notices of redemption due two days prior to shareholder vote) March Hold Special Meeting; after meeting and vote simultaneous close of acquisition and Preferred Stock and Warrants; file “Super 8-K” four days after closing business combination March File Shelf Registration Statement Note: The proxy statement relating to the business combination transaction will be subject to SEC review. Actual timing may vary depending on the duration of any such review.”

ROSEHILL COMBINES TWO COMPANIES WITH COMPLIMENTARY VISIONS

KLR + TEMA OIL AND GAS COMPANY = ROSEHILL RESOURCES

- Strong track record of value creation
- Focused on long-term growth
- Conservative financial outlook
- Superior knowledge of the basin and a pipeline of accretive acquisition opportunities to help grow core acreage


Active M&A Pipeline

- Long history of successful energy investing
- Early mover into the Delaware Basin
- 10+ year track record of drilling horizontal shale wells
- History of strong shareholder support
- Deep technical knowledge of basin
  - Continue optimization of operations
  - Tailor completion designs and production practices to geologic sections


Drilling & Completion Efficiencies
Core Delaware Acreage

- Preeminent Delaware Basin small-cap E&P company
- Strong balance sheet with ability to self-fund growth plans
- Technical and operations focused team
- Experienced and knowledgeable management team
- Focus on shareholder returns


Drilling & Completion Efficiencies
Active M&A Pipeline
Core Delaware Acreage
Production, Reserves, & Value Growth

An acquisition growth strategy combined with excellence in execution makes Rosehill the ideal growth-oriented Delaware Basin small-cap investment

29

TECHNICAL ENHANCEMENTS HAVE SIGNIFICANTLY INCREASED EURs

	Well	Comp. Date	Stages	Lateral Length (Ft.)	Lbs. Sand / Ft.	IP (Boepd)	Flowing Tubing Pressure (PSI)	Choke	Technical Commentary	Projected EUR[(1)]
Gen-1	**Kyle 26 #E4WH** Wolfcamp A (X/Y)	June 2014	16	4,515	1,122	687	4,200	12	• Early plug & perf completion mid-2014 (Gen-1 style) • Limited to 16 stage completion • Relatively small sand and liquid volumes pumped (5 MMLbs sand, 152 MBbls fluid) • Injection rate average 60-70 BPM	717 MBoe (585 MBo)
Gen-1	**Z&T 42 #F4WH** Wolfcamp A (X/Y)	Dec. 2014	43	4,024	1,265	625	4,060	12	• Early sliding sleeve completion technique late 2014 (alternate Gen-1 style) • Small sand and liquid volumes to Kyle 26 E4 (5.1 MMLbs sand, 108 MBbls fluid) • Low injection rates due to placement technique 20-25 BPM	869 MBoe (647 MBo)
Gen-1	**Z&T 20 #C4WH** Wolfcamp A (X/Y)	June 2015	46	4,455	1,874	712	3,100	18	• Sliding sleeve completion early 2015 (alternate Gen-2 style) • Ramped up sand and liquid volumes to (8.3 MMLbs sand, 183 MBbls fluid) • Low injection rates 20-25 BPM	861 MBoe (640 MBo)
Gen-2	**Z&T 20 #G001** Lower Wolfcamp A	Feb. 2016	16	3,999	2,073	1,277	4,400	24	• Plug & Perf large frac design (Gen-2 style) • Modified 6x1' perf. clusters with 34' carrier spacing, 265' stage spacing • 16 stages with injection rates 80-103 BPM • High volume frac: (8.2 MMLbs sand, 221 MBls fluid)	873 MBoe (638 MBo)
Gen-2	**Kyle 24 #G001** Lower Wolfcamp A	May 2016	21	4,186	2,418	1,371	4,275	20	• Plug & Perf large frac design (Gen-2 style) • Modified 6x1' perf. clusters with 25' carrier spacing, 217' stage spacing • 21 stages with injection rates 80-102 BPM • High volume frac: (10.1 MMLbs sand, 276 MBls fluid)	1,067 MBoe (814 MBo)

1. Based on 30 June 2016 reserve report audited by Ryder Scott.

30

ROSEHILL RESOURCES

1. Assumes no redemptions by KLRE shareholders. FINANCIAL OVERVIEW Aggressively manage D&C, LOE and G&A Benchmark against peers Intention to hedge to protect capital program Evergreen program De-risk funding of capital budget Return driven investment decisions Flex capital plans to market conditions Grow leasehold position Flexibility through the cycle No pro forma net leverage(1) Debt target of < 2.5x Debt/EBITDAX Strong Liquidity & Low Leverage Prudent Capital Allocation Maintain Low Cost Structure Hedge Program to Protect Cash Flow DISCIPLINED FINANCIAL MANAGEMENT

APPENDIX J. A. (Alan) Townsend – President & CEO Over 40 years of industry experience – with Tema since 2001 Former President of Equitable Resources and CEO of Camelot Oil and Gas BS and Masters in Petroleum Engineering – Colorado School of Mines T.J. Thom – Interim CFO (CFO of KLRE) Over 20 years of financial and operational experience in the energy industry Former CFO of EPL and board member of Yates Petroleum; currently on the board of Patterson-UTI Energy Undergraduate degree from the University of Illinois and an MBA from Tulane University Brian K. Ayers – Vice President of Geology Over 35 years of industry experience – with Rosehill since 2012 Former CEO of Centurion Exploration and VP of Domestic Exploration at Coastal Oil & Gas BA Geophysical Science from University of Chicago – MBA (Finance) from Millsaps College R. Colby Williford – Vice President of Land Over 28 years of petroleum land management experience – with Rosehill since 2014 Former VP of Land at Momentum Oil & Gas, America Capital Energy and Centurion Exploration BBA in International Business from University of Houston - Downtown Paul Larson – Reservoir Engineering Manager Over 25 years of petroleum engineering experience – with Rosehill since 2015 Former Asset Manager at SM-Energy and Sinochem, Project Manager/Team Lead at Unocal 76 BS and MS in Petroleum Engineering from Tulsa University – BS in Mechanical Engineering from University of New York Bryan Freeman – Drilling and Operations Manager Over 20 years of petroleum engineering experience – with Rosehill since 2016 Former Production and Operations Manager at SM-Energy and Engineer at Chevron BS of Engineering from University of Texas at Tyler – MS in Engineering from University of Texas Johnnye Yearwood – Controller Over 24 years of oil and gas accounting experience – with Rosehill since 2016 Former Controller at Gulf Coast Energy Resources and Harvest Natural resources BBA in Accounting from California State University - Bakersfield MANAGEMENT BIOS NTD: Do not move table down any further; resizes when printing to PDF

APPENDIX Gary Hanna – Chairman Over 30 years of industry experience Former CEO and chairman of EPL Oil & Gas, Inc. prior to sale to Energy XXI in 2014 Currently a member of the board of Aspire Holdings Corp. Ed Kovalik – Director Over 18 years of financial in the financial services industry, primarily in the energy space Former head of Rodman & Renshaw’s Energy Investment Banking team Currently a director on the boards of River Bend Oil and Gas as well as Marathon Patent Group SELECT BOARD OF DIRECTOR BIOS

Rosehill OVERVIEW 1930: BRT acquires Crown Central Petroleum Corporation 1910: Amoco Founding (as American Oil Company) by Blaustein/Rosenberg/Thalhiemer family (“BRT”) 1925: Standard of Indiana acquires 50% of Amoco 1944: Atapco Oil and Gas Division (later Tema) founded by BRT 1954: Standard of Indiana acquires remaining Amoco interest, including brand naming rights 1998: Amoco sells to BP for stock; BRT splits with Rosenbergs obtaining Tema & Crown Central Petroleum Corporation 2004/2005: Rosenbergs sell most of Crown Central Petroleum Corporation 2009: Rosenbergs sell majority BP stock pre-Macondo 2004: Tema drills its first Horizontal Barnett Shale well in Wise County, TX Nearly 100 Years of History in the Oil & Gas Space ROSEHILL HISTORICAL GROWTH TIMELINE 2013: Tema drills its first Avalon Shale Horizontal well in Loving County, TX 2014: Tema drills its first Wolfcamp Shale Horizontal well in Loving County, TX Q1 2017: KLRE to combine with/acquire Tema Oil & Gas and form Rosehill Resources 1920 1930 1990 1940 1950 1960 1970 1980 2000 2010 1910

Rosehill OVERVIEW Historical Average Daily Production (Boepd) Commentary In 2012, Tema strategically moved to higher growth and higher oil percentage by focusing on the Delaware Basin vs. Barnett Rosehill has demonstrated consistent growth in production since 2012 with a dramatic shift to oil and NGLs in the Delaware Basin Rosehill’s legacy Barnett Shale assets in Wise County, Texas provide modest support to near-term cash flow Product Mix Evolution (Boepd) Shift in Focus to Delaware Basin (Boepd) Delaware Growth Liquids-Weighted SHIFT TO A LIQUIDS-WEIGHTED DELAWARE BASIN COMPANY

Note: Figures based on company draft financial statements as of 30 September, 2016. Rosehill OVERVIEW EBITDAX RECONCILIATION